Exhibit 10.5




                            STOCK PURCHASE AGREEMENT

                                  by and among

                    Ningbo Anxin International Trade Co. Ltd.
                                   as Acquiror

                          Ningbo Xinyi Company, Limited

                                   as Acquiree

                                       and


                                  Taiyuan Feng

                             the sole Shareholder of

                          Ningbo Xinyi Company, Limited












                                  June 1, 2005

                            STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 1st day of June 2005 by and among Ningbo Anxin International Trade Co. Ltd., a Chinese Limited Liability Company (hereinafter referred to as "Anxin"), Ningbo Xinyi Company, Limited (hereinafter referred to as the "Company" or "Xinyi"), a Chinese Limited Liability Company and Taiyuan Feng, the sole shareholder of the Company (hereinafter referred to as the "Shareholder").

                                    RECITALS:

A. The Shareholder owns 100% of the issued and outstanding shares of the capital stock of the Company.

B. Anxin is willing to acquire 100% of the issued and outstanding capital stock of the Company, making the Company a subsidiary of Anxin, and the Shareholder desire to exchange 100% of his shares of the Company's capital stock for account receivables in the amount of $ $2,601,906 that Anxin has.

C. The Company is doing in Ningbo, China and owns land, building and equipment with a market value of $3,797,778 appraised by a third party.

D. It is the intention of the parties hereto that: (i) Anxin shall acquire 100% of the issued and outstanding capital stock of the Company in exchange solely for account receivables in the amount of $2,601,906 that Anxin has set forth below (the "Exchange")

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1.  EXCHANGE OF SHARES

         1.1 Exchange of Shares. Anxin and the Shareholder hereby agree that the Shareholders shall, on the Closing Date on June 1, 2005, exchange 100% of his issued and outstanding shares of the capital stock of the Company (the "Xinyi Shares") for account receivables in the amount of $$2,601,906 that Anxin has.

         1.2 Delivery of Xinyi Shares. On the Closing Date, the Shareholder will deliver to Anxin the certificates representing 100% of the Xinyi Shares, duly endorsed (or with executed stock powers) so as to make Anxin the 100% owner thereof. Anxin shall deliver to the account receivables in total of $2,601,906 to the shareholder.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDER

         The Company and the Shareholder hereby represent and warrant as follows:

         2.1 Organization and Good Standing; Ownership of Shares. The Company and its subsidiary are corporations duly organized, validly existing and in good standing under the laws of China, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. The Company is duly licensed or qualified and in good standing as a Chinese company where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either the Company or the Shareholder to issue, sell or transfer any stock or other securities of the Company.

         2.2 Ownership of Capital Stock. The Shareholder is the beneficial owner of record and beneficially of all of the shares of capital stock of the Company, all of which shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

         2.3 Financial Statements, Books and Records. There has been previously delivered to Anxin the unaudited balance sheet of the Company as of April 30, 2005 (the "Balance Sheet"). The Balance Sheet is true and accurate and fairly represents the financial position of the Company as at such date, and has been prepared in accordance with generally accepted accounting principles consistently applied.

         2.4 No Material Adverse Changes. Since the date of the Balance Sheet there has not been:


                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of the Company;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Company, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the Company's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the Company of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         2.5 Taxes. The Company has prepared and filed all appropriate tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

         2.6 Compliance with Laws. The Company has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of the Company.

         2.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the Articles of Incorporation or By-Laws of the Company;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company, or upon the properties or business of the Company; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the Company.

            2.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the Company.

         2.9 Brokers or Finders. No broker's or finder's fee will be payable by the Company in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the Company or the Shareholders.

         2.10 Real Estate. The Company neither owns real property nor is a party to any leasehold agreement.


         2.11 Tangible Assets. The Company has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by the Company, any related capitalized items or other tangible property material to the business of the Company (the "Tangible Assets"). The Company holds all rights, title and interest in all the Tangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All of the Tangible Assets are in good operating condition and repair taking into account the age of the tangible assets and subject to fair wear and tear, and are usable in the ordinary course of business of the Company and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

         2.12 Liabilities. The Company does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, the Company will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

         2.13 Operations of the Company. From the date of the Balance Sheet on April 30, 2005 and through the Closing Date on June 1, 2005 hereof the Company has not and will not have:

                  (i) incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of the Company except in the ordinary course of business; or

                  (vi) materially increased the annual rate of compensation of any executive employee of the Company;

                  (vii) increased, terminated, amended or otherwise modified any plan for the benefit of employees of the Company;

                  (viii) issued any equity securities or rights to acquire such equity securities; or

                  (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         2.14 Capitalization. The company has $1.5 million in registered capital with one shareholder, Taiyuan Feng

         2.15 Full Disclosure. No representation or warranty by the Company or the Shareholder in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to Anxin pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of the Company.

         2.16 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 2 shall be true and complete on the Closing Date on June 1, 2005 with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF ANXIN

         Anxin hereby represents and warrants to the Company and the Shareholders as follows:

         3.1 Organization and Good Standing. Anxin is a corporation duly organized, validly existing and in good standing under the laws of China and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned,

         3.2 Financial Statements; Books and Records. There has been previously delivered to the Company, the unaudited balance sheet of Anxin as March 31, 2005 (the "Balance Sheet") and the related statements of operations for the periods then ended (the "Financial Statements"). The Financial Statements are true and accurate and fairly represent the financial position of the Company as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principles consistently applied.

         3.4 No Material Adverse Changes. Since the date of the Anxin Balance Sheet on March 31, 2005, there has not been:

                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of Anxin;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Anxin, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Anxin capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by Anxin of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         3.5 Taxes. Anxin has prepared and filed all appropriate tax returns of every kind and category (including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, inventory taxes, use taxes, gross receipt taxes, franchise taxes and property taxes) for all periods prior to and through the date hereof for which any such returns have been required to be filed by it or the failure to make such filings and resulting liability would not be material relative to the results of operations of Anxin. Anxin has paid all taxes shown to be due by the said returns or on any assessments received by it or has made adequate provision for the payment thereof.

         3.6 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the Articles of Incorporation or By-Laws of Anxin;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Anxin is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Anxin or upon the properties or business of Anxin; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of Anxin.

         3.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving Anxin.

         3.9 Brokers or Finders. No broker's or finder's fee will be payable by Anxin in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Anxin.

         3.10 Assets The Company has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by the Company, any related capitalized items or other tangible property material to the business of the Company (the "Tangible Assets"). The Company holds all rights, title and interest in all the Tangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All of the Tangible Assets are in good operating condition and repair taking into account the age of the tangible assets and subject to fair wear and tear, and are usable in the ordinary course of business of the Company and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

         3.11 Liabilities. Anxin does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, Anxin will not have any Liabilities, other than Liabilities fully and adequately reflected on the ANXIN Balance Sheet or ANXIN balance sheet dated March 31, 2005, except for Liabilities incurred in the ordinary course of business.

         3.12 Operations of ANXIN.  Except as set forth on Schedule 3.11


                  (i) incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of ANXIN except in the ordinary course of business; or

                  (vi) materially increased the annual level of compensation of any executive employee of ANXIN;

                  (vii) increased, terminated amended or otherwise modified any plan for the benefit of employees of ANXIN;

                  (viii) issued any equity securities or rights to acquire such equity securities; or

                  (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         3.13 Authority to Execute and Perform Agreements. ANXIN has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully their obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of ANXIN, enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by ANXIN of this Agreement, in accordance with its respective terms and conditions will not:

                  (i) require the approval or consent of any governmental or regulatory body, the Stockholders of ANXIN, or the approval or consent of any other person;

                  (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to ANXIN, or any instrument, contract or other agreement to which ANXIN is a party or by or to which ANXIN is bound or subject; or

                  (iii) result in the creation of any lien or other encumbrance on the assets or properties of ANXIN.

                  3.14 Full Disclosure. No representation or warranty by ANXIN in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to the Company or the Shareholders pursuant hereto or in connection with the execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of ANXIN.

         3.15 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 3 shall be true and complete on the Closing Date with the same force and effect as through such representations and warranties had been made on and as of the Closing Date on June 1, 2005.

SECTION 4.  COVENANTS OF COMPANY AND SHAREHOLDER

         The Company and the Shareholders covenant to ANXIN as follows:

         4.1 Conduct of Business. From the date hereof through the Closing Date, the Shareholder and The Company shall conduct its business in the ordinary course.

         4.2 Preservation of Business. From the date April 30, 2005 through the Closing Date, the Shareholder and the Company shall use its best efforts to preserve its business organization intact, keep available the services of its present employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

         4.3 Litigation. The Company shall promptly notify ANXIN of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against the Company or against any officer, director, employee, consultant, agent, shareholder or other representative with respect to the affairs of the Company.

         4.4 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, the Shareholder and the Company shall conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to ANXIN of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

SECTION 5.  COVENANTS OF ANXIN

         ANXIN covenants to the Company and the Shareholder as follows:

         5.1 Conduct of Business. From the date hereof through the Closing Date, ANXIN shall conduct its business in the ordinary course and, without the prior written consent of the Company, shall ensure that ANXIN does not undertake any of the actions specified in Section 3.12 hereof.

         5.2 Preservation of Business. From the date hereof through the Closing Date, ANXIN shall preserve its business organization intact and use its best efforts to preserve ANXIN goodwill.

         5.3 Litigation. ANXIN shall promptly notify the Company of any lawsuits, claims, proceedings or investigations that after the date hereof are threatened or commenced against ANXIN or against any officer, director, employee, consultant, agent, or stockholder with respect to the affairs of ANXIN.

         5.4 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, ANXIN shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

         5.5 No Other Negotiations. From the date hereof until the earlier of the termination of this Agreement or consummation of this Agreement, ANXIN will not permit and will not authorize any officer or director of ANXIN or any other person on its behalf to, directly or indirectly, solicit, encourage, negotiate or accept any offer from any party concerning the possible disposition of all or any substantial portion of the capital stock by merger, sale or any other means or any other transaction that would involve a change in control of ANXIN, or any transaction in which ANXIN contemplates issuing equity or debt securities.

SECTION 6.  COVENANTS

         6.1 Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

         6.2 Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

         6.3 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing on Jun 30, 2004, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         6.4 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of one (1) year from the date hereof; provided, however, such obligation shall not apply to information which:

(i) at the time of disclosure was public knowledge;

(ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party);

(iii) the receiving party had within its possession at the time of disclosure.

(iv) the disclosure of which is required by law, the SEC or other competent authority;

(v) which at the time of disclosure by one party written consents have been obtained from the other parties.

SECTION 7.  CONDITIONS PRECEDENT TO THE OBLIGATION OF ANXIN TO CLOSE

         The obligation of ANXIN to enter into and complete the Agreement is subject, at the option of ANXIN, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by ANXIN in writing.

         7.1 Representations and Covenants. The representations and warranties of the Company and the Shareholders contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company and the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Company and the Shareholders on or prior to the Closing Date. The Company and the Shareholders shall have delivered to ANXIN, if requested, a certificate, dated the Closing Date, to the foregoing effect.

         7.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of

Directors of the Company shall have approved the transactions contemplated by this Agreement and the Company shall have delivered to ANXIN, if requested by ANXIN, resolutions by its Board of Directors, certified by the Secretary of the Company, authorizing the transactions contemplated by this Agreement.

         7.3 Satisfactory Business Review. ANXIN shall have satisfied itself, after ANXIN and its representatives have completed the review of the business of the Company contemplated by this Agreement, that none of the information revealed thereby or in the Balance Sheet has resulted in, or in the reasonable opinion of ANXIN may result in, a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of the Company.

         7.4 Certificate of Good Standing. ANXIN shall receive a certificate of good standing dated 10 business days after the Closing Date to the effect that the Company is in good standing under the laws of its jurisdictions of incorporation.

         7.5 Stock Certificates: At the Closing, the Shareholder will deliver the certificates representing the Xinyi Shares, duly endorsed (or with executed stock powers) so as to make ANXIN the 100% owner thereof within 10 business days.

         7.6 Other Documents. The Company and the Shareholder shall have delivered such other documents, instruments and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

SECTION 8. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY AND SHAREHOLDER TO CLOSE

         The obligation of the Company and the Shareholders to enter into and complete the agreement is subject, at the option of the Company and the Shareholders, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in writing by the Company.

          8.1 Representations and Covenants. The representations and warranties of ANXIN contained in this Agreement shall be true in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. ANXIN shall have performed and complied with all covenants and agreements required by the Agreement to be performed or complied with by ANXIN on or prior to the Closing Date. ANXIN will deliver to the Company and the Shareholders, if requested, a certificate, dated the Closing Date and signed by an executive officer of ANXIN, to the foregoing effect within 10 business days after the closing.

        8.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Agreement shall have been obtained. The Board of Directors of ANXIN shall have approved the transactions contemplated by this

Agreement, and ANXIN will deliver to the Company and the Shareholder, if requested, resolutions by their Board of Directors certified by the Secretary of ANXIN authorizing the transactions contemplated by this Agreement within 10 business days after the closing.


         8.3 Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with ANXIN which may be required in connection with the performance by ANXIN of their obligations under such contracts or other agreements after the Closing shall have been obtained.
          8.4 Satisfactory Business Review. The Company and the Shareholders shall have satisfied themselves, after the Company, the Shareholders and their representatives and advisers have completed the review of business of ANXIN and the information provided hereby or in connection herewith, or following any discussions with management or representatives of ANXIN that none of the information revealed thereby has resulted in or in the reasonable opinion of the Company may result in a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of ANXIN.

         8.5 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may in the reasonable opinion of the Company and the Shareholder, have a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of ANXIN.


SECTION 9.  INDEMNIFICATION

         9.1 Obligation of ANXIN to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 9, ANXIN hereby agrees to indemnify, defend and hold harmless the Company and the Shareholder from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of ANXIN contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

9.2 Obligation of the Company and the Shareholder to Indemnify. Subject to the limitations on the survival of representations and warranties contained in
Section 10, the Company and the Shareholder agree to indemnify, defend and hold harmless ANXIN from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

SECTION 10.  THE CLOSING

         The Closing shall take place not later than June 1, 2005. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

SECTION 11.  MISCELLANEOUS

         11.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

         11.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

         11.3 Assignment. This Agreement is not assignable except by operation of law.


         11.4 Notices. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

         ANXIN

                                     Bldg 14
                    Suite A09, International Trading Center,
                                 29 Dongdu Road
                              Ningbo, China 315000
                                 86-574-56169308

         The Shareholder:
                       Jiangbei Investment Pioneering Park
                               Ningbo, China 31512

          Xinyi

                       Jiangbei Investment Pioneering Park
                               Ningbo, China 31512

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address that shall have been furnished in writing to the addressor.

         11.5 Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of Nevada, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

         11.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party except as required to stay in compliance with the ANXIN reporting obligations under the Securities Exchange Act of 1934.

         11.7 Entire Agreement. This Agreement and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the Genesis' Shares and the ANXIN Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

         11.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         11.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                      Anxin


                                      By:
                                              Name:  David Wu
                                               Its:  CEO and Chairman



                                      Xinyi


                                       By:
                                                     Name: Taiyuan Feng
                                                     Its: CEO and Chairman



                                   Shareholder

                                                         Taiyuan Feng

6217-0100 324437.1